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Exhibit 99.4

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

        The following unaudited pro forma combined financial information and explanatory notes present how the combined financial statements of Eagle Bancorp, Inc. ("Eagle") and Virginia Heritage Bank ("Virginia Heritage") may have appeared had the businesses actually been combined as of the dates indicated. We provide an unaudited pro forma combined balance sheet at June 30, 2014, based upon the actual exchange ratio of 0.6632 and the closing price of Eagle common stock on October 31, 2014 of $35.93. We also provide unaudited pro forma combined income statements for the six months ended June 30, 2014 and the year ended December 31, 2013 based on the actual exchange ratio. The unaudited pro forma combined income statement for the year ended December 31, 2013, and the unaudited pro forma combined income statement for the six months ended June 30, 2014 give effect to the merger as if the merger had been completed on January 1, 2013.

        The unaudited pro forma combined financial information shows the impact of the merger on the combined financial position and the results of operations of Eagle and Virginia Heritage under the acquisition method of accounting with Eagle treated as the acquirer. Under this method of accounting, Eagle will record the assets and liabilities of Virginia Heritage at their estimated fair values as of October 31, 2014, the date the merger was completed.

        The unaudited pro forma combined financial information has been derived from and should be read in conjunction with the historical consolidated financial statements and the related notes of Eagle that are included in its Annual Report on Form 10-K for the year ended December 31, 2014 and its Quarterly Report on Form 10-Q for the period ended June 30, 2014, and the historical consolidated financial statements and the related notes of Virginia Heritage that are included in this Current Report on Form 8-K.

        The unaudited pro forma combined financial information is presented for illustrative purposes only and does not indicate the financial results of the combined company had Eagle and Virginia Heritage the companies actually been combined at the beginning of the periods presented and had the impact of possible revenue enhancements and expense efficiencies, among other factors, been considered. In addition, as explained in more detail in the accompanying notes to unaudited pro forma combined financial information, the allocation of the purchase price reflected in the unaudited pro forma combined financial information is subject to adjustment and will vary from the actual purchase price allocation that will be recorded.

UNAUDITED PRO FORMA COMBINED BALANCE SHEET

As of June 30, 2014

(dollars in thousands)

	Eagle	Virginia Heritage	Pro Forma Adjustments		Pro Forma Combined
ASSETS
Cash and due from banks	$8,602	$39,475	$(153)		$47,924
Federal funds sold	9,480	—	—		9,480
Interest bearing deposits with banks and other short-term investments	97,400	—	25,000		122,400
Investment securities available for sale, at fair value	378,990	114,256	—		493,246
Federal Reserve and Federal Home Loan Bank stock	10,626	6,380	—		17,006
Loans held for sale	35,411	21,471	—		56,882
Loans	3,279,429	755,137	(11,871)	Note 3	4,022,695
Less allowance for credit losses	(43,552)	(10,372)	10,372	Note 3	(43,552)

Loans, net	3,235,877	744,765	(1,499)		3,979,143
Premises and equipment, net	17,797	1,778	—		19,575
Deferred income taxes	25,586	4,675	(283)		29,978
Bank owned life insurance	40,361	15,640	—		56,001
Goodwill	2,163	—	100,181	Notes 1, 3	102,344
Core deposit and other intangibles, net	955	—	5,180	Notes 1, 3	6,135
Other real estate owned	8,843	136	—		8,979
Other assets	42,353	7,109	(2,117)		47,345

TOTAL ASSETS	$3,914,444	$955,685	$126,309		$4,996,438

LIABILITIES AND SHAREHOLDERS' EQUITY
LIABILITIES
Deposits:
Noninterest bearing demand	$945,485	$193,349	$—		$1,138,834
Interest bearing transaction	128,415	19,941	—		148,356
Savings and money market	1,899,430	130,598	—		2,030,028
Time, $100,000 or more	186,063	267,121	166	Note 3	453,350
Other time	208,534	165,107	701	Note 3	374,342

Total deposits	3,367,927	776,116	867		4,144,910
Customer repurchase agreements	60,646	3,040	—		63,686
Long-term borrowings	30,000	70,000	(10)	Note 3	99,990
Subordinated debt	9,300	—	70,000	Note 5	79,300
Other liabilities	19,750	3,225	—		22,975

Total liabilities	3,487,623	852,381	70,857		4,410,861

SHAREHOLDERS' EQUITY
Preferred stock, par value $0.01 per share, shares authorized 1,000,000; Series B non-cumulative, $1,000 liquidation amount, shares issued and outstanding 56,600	56,600	—	—		56,600
Preferred stock, par value $4.00 per share, shares authorized 5,000,000; Series A non-cumulative, $1,000 liquidation amount, shares issued and outstanding 15,300	—	15,300	—		15,300
Common stock, $0.01 par value; 50,000,000 shares authorized, 25,975,186 shares issued and outstanding, 29,978,323 shares issued and outstanding pro forma combined	255	—	40	Note 2	295
Common stock, $4.00 par value; shares authorized 15,000,000, 6,020,301 shares issued and outstanding	—	24,081	(24,081)	Note 2	—
Warrant	946	—	—		946
Additional paid in capital	245,629	41,517	101,899	Note 2	389,045
Retained earnings	121,553	23,984	(23,984)	Note 2	121,553
Accumulated other comprehensive loss	1,838	(1,578)	1,578	Note 2	1,838

Total shareholders' equity	426,821	103,304	55,452		585,577

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$3,914,444	$955,685	$126,309		$4,996,438

UNAUDITED PRO FORMA COMBINED INCOME STATEMENT

For the Six Months Ended June 30, 2014

(dollars in thousands)

	Eagle	Virginia Heritage	Pro Forma Adjustments		Pro Forma Combined
Interest Income
Interest and fees on loans	$82,679	$17,170	$187	Note 3	$100,036
Interest and dividends on investment securities	4,656	1,379	—		6,035
Interest on balances with other banks and depository institutions	254	30	—		284
Interest on federal funds sold	7	—	—		7

Total interest income	87,596	18,579	187		106,362

Interest Expense
Interest on deposits	4,736	2,375	(325)	Note 3	6,786
Interest on customer repurchase agreements and federal funds purchased	69	5	—		74
Interest on long-term borrowings	764	270	2	Note 3	1,036

Total interest expense	5,569	2,650	(323)		7,896

Net Interest Income	82,027	15,929	510		98,466
Provision for Credit Losses	5,068	760	—		5,828

Net Interest Income After Provision For Credit Losses	76,959	15,169	510		92,638

Noninterest Income
Service charges on deposits	2,411	334	—		2,745
Gain on sale of loans	2,864	2,560	—		5,424
Gain (loss) on sale of investment securities	10	(189)	—		(179)
Increase in surrender value of bank owned life insurance	624	—	—		624
Other income	2,365	796	—		3,161

Total noninterest income	8,274	3,501	—		11,775

Noninterest Expense
Salaries and employee benefits	26,623	6,741	—		33,364
Premises and equipment expenses	6,196	1,257	—		7,453
Marketing and advertising	877	97	—		974
Data processing	3,020	762	—		3,782
Legal, accounting and professional fees	1,773	754	—		2,527
FDIC Insurance	1,107	241	—		1,348
Other expenses	5,637	2,130	—		7,767
Amortization of intangible	—	—	539	Note 3	539

Total noninterest expense	45,233	11,982	539		57,754

Income Before Income Tax Expense	40,000	6,688	(29)		46,659
Income Tax Expense	14,557	2,402	(12)		16,947

Net Income	25,443	4,286	(17)		29,712
Preferred Stock Dividends	283	76	—		359

Net Income Available to Common Shareholders	$25,160	$4,210	$(17)		$29,353

Earnings Per Share
Basic	$0.97	$0.70	—		$0.98
Diluted	$0.95	$0.68	—		$0.95
Weighted Average Shares Outstanding—Basic	25,954,912	6,016,572	(2,023,908)		29,947,576
Weighted Average Shares Outstanding—Diluted	26,599,594	6,231,350	(2,000,159)		30,830,785

UNAUDITED PRO FORMA COMBINED INCOME STATEMENT

For the Year Ended December 31, 2013

(dollars in thousands)

	Eagle	Virginia Heritage	Pro Forma Adjustments		Pro Forma Combined
Interest Income
Interest and fees on loans	$148,801	$31,453	$375	Note 3	$180,629
Interest and dividends on investment securities	7,792	2,430	—		10,222
Interest on balances with other banks and other depository institutions	689	54	—		743
Interest on federal funds sold	12	—	—		12

Total interest income	157,294	33,937	375		191,606

Interest Expense
Interest on deposits	10,614	4,906	(650)	Note 3	14,870
Interest on customer repurchase agreements and federal funds purchased	254	12	—		266
Interest on long-term borrowings	1,636	322	3	Note 3	1,961

Total interest expense	12,504	5,240	(647)		17,097

Net Interest Income	144,790	28,697	1,022		174,509
Provision for Credit Losses	9,602	1,764	—		11,366

Net Interest Income After Provision For Credit Losses	135,188	26,933	1,022		163,143

Noninterest Income
Service charges on deposits	4,607	652	—		5,259
Gain on sale of loans	14,578	7,919	—		22,497
Gain on sale of investment securities	19	557	—		576
Increase in surrender value of bank owned life insurance	720	229	—		949
Other income	4,792	1,319	—		6,111

Total noninterest income	24,716	10,676	—		35,392

Noninterest Expense
Salaries and employee benefits	47,481	14,277	—		61,758
Premises and equipment expenses	11,923	2,414	—		14,337
Marketing and advertising	1,686	259	—		1,945
Data processing	5,903	1,403	—		7,306
Legal, accounting and professional fees	3,449	615	—		4,064
FDIC Insurance	2,263	514	—		2,777
Other expenses	11,874	4,781	—		16,655
Amortization of intangible	—	—	1,078	Note 3	1,078

Total noninterest expense	84,579	24,263	1,078		109,920

Income Before Income Tax Expense	75,325	13,346	(56)		88,615
Income Tax Expense	28,318	4,346	(22)		32,642

Net Income	47,007	9,000	(34)		55,973
Preferred Stock Dividends	566	153	—		719

Net Income Available to Common Shareholders	$46,441	$8,847	$(34)		$55,254

Earnings Per Share
Basic	$1.81	$1.70	—		$1.86
Diluted	$1.76	$1.65	—		$1.81
Weighted Average Shares Outstanding—Basic	25,726,062	5,217,531	(1,224,867)		29,718,726
Weighted Average Shares Outstanding—Diluted	26,358,611	5,359,521	(1,128,330)		30,589,802

EAGLE BANCORP, INC. ("Eagle") AND VIRGINIA HERITAGE BANK ("Virginia Heritage")

Notes to Unaudited Pro Forma Combined Consolidated Financial Statements

Note 1. Basis of Presentation:

        The merger will be accounted for as an acquisition by Eagle of Virginia Heritage using the acquisition accounting method under ASC 805 and, accordingly, the assets and liabilities of Virginia Heritage will be recorded at their respective fair values on the date the merger is completed.

        The merger will be effected by the issuance of 0.6632 shares of Eagle common stock, $.01 par value, and $7.50 in cash to Virginia Heritage shareholders for each share of Virginia Heritage common stock. This pro forma analysis values the shares of Eagle common stock issued in the merger at $35.93 per share, the closing price of Eagle common stock on October 31, 2014, the date of consummation of the merger, and the actual exchange ratio of 0.6632 shares of Eagle common stock. The aggregate purchase price of Virginia Heritage's common stock is $188.6 million, based on the number of shares of Virginia Heritage common stock outstanding on June 30, 2014, excluding options with an inherent value of $9.1 million.

        The unaudited pro forma combined financial statements include estimated adjustments to record assets and liabilities of Virginia Heritage at their respective fair values. The pro forma adjustments included herein are subject to change as additional information becomes available and as additional analyses are performed. The final allocation of the purchase price will be determined after the merger is completed and additional analyses are performed to determine the fair values of Virginia Heritage's tangible and identifiable intangible assets and liabilities as of the closing date of the merger. Changes in the fair value of the net assets of Virginia Heritage as of the closing date of the merger will likely change the amount of purchase price allocable to goodwill. The further refinement of transaction costs, changes in Virginia Heritage's shareholders' equity, including net income, asset valuations and other items identified in the merger agreement, between June 30, 2014 and October 31, 2014 will further impact the amount of the purchase price and any excess purchase price recorded, as compared to this pro forma analysis. The final adjustments may be materially different from the unaudited pro forma adjustments presented herein.

        The unaudited pro forma combined balance sheet assumes that the merger occurred on that date. The unaudited pro forma combined income statements for the six months ended June 30, 2014 and the twelve months ended December 31, 2013 assume the transaction occurred at the beginning of each period.

        The unaudited pro forma combined information is not necessarily indicative of the results of operations or the combined financial position that would have resulted had the merger been completed at the beginning of the applicable periods presented, nor is it necessarily indicative of the results of operations in future periods or the future financial position of the combined company.

Note 2. Adjustments to Equity:

        The unaudited pro forma combined financial information reflects the issuance of 3,992,664 shares of Eagle common stock. The actual number of shares issuable is subject to change as a result of the elimination of fractional shares and the exercise of options to acquire shares of Virginia Heritage

EAGLE BANCORP, INC. ("Eagle") AND VIRGINIA HERITAGE BANK ("Virginia Heritage")

Notes to Unaudited Pro Forma Combined Consolidated Financial Statements (Continued)

Note 2. Adjustments to Equity: (Continued)

common stock prior to the effectiveness of the merger. The table below provides the calculation of the number of shares issued:

Shares of Virginia Heritage common stock outstanding	6,020,3010
Exchange ratio	0.6632

Eagle Bancorp common stock issued	3,992,664

        The unaudited pro forma combined financial statements include adjustments to shareholders' equity for the elimination of Virginia Heritage's common stock of $24.1 million, accumulated other comprehensive loss of $1.6 million and retained earnings of $24.0 million. All of these amounts have been reclassified into additional paid in capital.

        The following table provides the calculation of the number of shares issued and unaudited pro forma adjustments to shareholders' equity.

Pro Forma Adjustments to Shareholders' Equity
Purchase Price:
Shares of Eagle common stock issued	3,992,664
Eagle par value	$0.01	39,927

Less Virginia Heritage's common stock		(24,081,000)

Common stock adjustment		(24,041,073)

Additional paid in capital adjustment
Purchase price—Virginia Heritage's common stock (Note 3)		188,608,676
Less: Cash consideration		(45,152,258)
Less: Eagle common stock issued		(39,927)
Purchase price—estimated fair value of Virginia Heritage's additional paid in capital		(41,517,000)

Additional paid in capital adjustment		101,899,491

Retained earnings adjustment—Virginia Heritage		(23,984,000)
Elimination of Virginia Heritage's accumulated other comprehensive loss		1,578,000

Total shareholders' equity adjustment		55,452,417

EAGLE BANCORP, INC. ("Eagle") AND VIRGINIA HERITAGE BANK ("Virginia Heritage")

Notes to Unaudited Pro Forma Combined Consolidated Financial Statements (Continued)

Note 3. Acquisition Accounting Adjustments:

        The acquisition accounting adjustments included in the unaudited pro forma balance sheet include the following.

Loan premiums (yield adjustment)	$111,901	(average life of 48 months)
Credit quality fair value adjustment on loans	$(11,983,295)
Eliminate existing allowance for credit losses	$10,372,000
Eliminate exiting dealer reserve for indirect auto loans	$(2,117,137)
Core deposit intangible	$5,180,468	(average life of 46 months)
Long-term borrowings premiums (yield adjustment)	$10,000	(average life of 48 months)
Total time deposits discounts (yield adjustment)	$(867,000)	(average life of 18 months)
Deferred income tax liability (at 40% rate)	$(282,830)

        The adjustments recorded for these assets and liabilities on the closing date of the merger could vary significantly from the unaudited pro forma adjustments included herein depending on changes in interest rates and the components of the assets and liabilities, including credit quality. Virginia Heritage had no previous unamortized purchase or acquisition adjustments.

EAGLE BANCORP, INC. ("Eagle") AND VIRGINIA HERITAGE BANK ("Virginia Heritage")

Notes to Unaudited Pro Forma Combined Consolidated Financial Statements (Continued)

Note 3. Acquisition Accounting Adjustments: (Continued)

        The table below identifies all unaudited pro forma adjustments as well as the unidentified intangible recorded as Goodwill.

Purchase Price:
Virginia Heritage common shares outstanding		6,020,301
Exchange ratio		0.6632

Eagle Bancorp common shares issued excluding options		3,992,664
Total consideration per Virginia Heritage common share		$31.33
Stock portion of purchase price of Virginia Heritage common shares (3,992,664 shares of Eagle common stock X $35.93 per share)		143,456,418
Cash Consideration		45,152,258

Purchase price		188,608,676
Net Assets Acquired:
Virginia Heritage common shareholders' equity		88,004,000

Excess of purchase price over carrying value of net assets acquired		$100,604,676
Estimated (debit) credit adjustments to reflect fair value of assets acquired and liabilities assumed:
Estimated core deposit intangible
Virginia Heritage's core deposits	508,996,041
Premium rate	1.02%

		(5,180,468)
Fair value adjustment on loan yields		(111,901)
Credit quality fair value adjustment on loans		11,983,295
Eliminate existing allowance for credit losses		(10,372,000)
Eliminate existing dealer reserve for indirect auto loans		2,117,137
Fair value adjustment on total time deposits		867,000
Fair value adjustment on long-term borrowings		(10,000)
Deferred income tax liability (at 40% rate)		282,830

Goodwill		$100,180,569

Note 4. Direct Transaction Costs:

        The plan to integrate Eagle and Virginia Heritage is in the process of implementation and is being refined. Eagle and Virginia Heritage have incurred merger related expenses, and Eagle expects to continue to incur merger related expenses, including system conversion costs, employee retention and severance agreements, communications to customers and others. To the extent these are costs associated with these actions, the costs will be recorded based on the nature and timing of these actions. Most acquisition and restructuring costs are recognized separately and generally expensed as incurred. We estimate the pre-tax merger related costs to be approximately 5.7% of the purchase price, or $10.4 million, and expect these costs to be incurred in 2014. These estimated costs are not included in the accompanying unaudited pro forma combined financial statements.

EAGLE BANCORP, INC. ("Eagle") AND VIRGINIA HERITAGE BANK ("Virginia Heritage")

Notes to Unaudited Pro Forma Combined Consolidated Financial Statements (Continued)

Note 5. Subordinated Debt:

        The unaudited pro forma presentation at June 30, 2014 reflects the sale on August 5, 2014 of $70.0 million of Eagle's noncallable 5.75% subordinated notes, due September 1, 2024. The notes qualify as Tier 2 capital for regulatory purposes to the fullest extent permitted under the currently applicable capital regulations. It is anticipated that the notes will continue to qualify for Tier 2 capital treatment upon implementation of recently adopted Basel III capital requirements.

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  Exhibit 99.4
UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION
UNAUDITED PRO FORMA COMBINED BALANCE SHEET As of June 30, 2014 (dollars in thousands)
UNAUDITED PRO FORMA COMBINED INCOME STATEMENT For the Six Months Ended June 30, 2014 (dollars in thousands)
UNAUDITED PRO FORMA COMBINED INCOME STATEMENT For the Year Ended December 31, 2013 (dollars in thousands)
EAGLE BANCORP, INC. ("Eagle") AND VIRGINIA HERITAGE BANK ("Virginia Heritage") Notes to Unaudited Pro Forma Combined Consolidated Financial Statements